UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event	February 11, 2008
reported):	(November 28, 2007)
eResearchTechnology, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	0-29100	22-3264604

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone, including area code:      215-972-0420
Not applicable.

(Former Name and Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Explanatory Note	2
Item 9.01. Financial Statements and Exhibits	2
Signature	4
Exhibit 23.1. Consent of Independent Registered Public Accounting Firm	6
Exhibit 99.1. Financial Statements of Covance Cardiac Safety Services, Inc. for the Years Ended December 31, 2006 and 2005	F-2
Exhibit 99.2. Interim Financial Statements of Covance Cardiac Safety Services, Inc.	F-18
Exhibit 99.3. Unaudited Pro Forma Condensed Combined Financial Information	PF-1

Explanatory Note:
This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) is filed to amend the Current Report on Form 8-K dated December 4, 2007 (the “Original Report” and, as amended by this Amendment, this “Report”), filed by eResearchTechnology, Inc. (the “Company” or “ERT”) with the Securities and Exchange Commission reporting, among other matters, the completion of the Company’s acquisition of the all the outstanding stock of Covance Cardiac Safety Services, Inc. (“CCSS”). The information previously reported in the Original Report is hereby incorporated by reference in this Amendment. This Amendment amends and restates in its entirety Item 9.01 of the Original Report to provide financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of CCSS in accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
     The audited balance sheets of Covance Cardiac Safety Services, Inc. as of December 31, 2006 and 2005, and the related audited statements of income, cash flows and stockholder’s equity for each of the two years in the period ended December 31, 2006, together with the report of Ernst & Young LLP dated January 11, 2008 with respect thereto, are attached as Exhibit 99.1 to this Report.
     The unaudited balance sheet of Covance Cardiac Safety Services, Inc. as of September 30, 2007, and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2007 and 2006, are attached as Exhibit 99.2 to this Report.
(b)	Pro forma financial information.
     The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2007, and the related unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2006 and the nine months ended September 30, 2007, are attached as Exhibit 99.3 to this Report.
(c)	Shell company transactions.

None.

(d)	Exhibits.

Exhibit	Exhibit Title

2.1*	Share Purchase Agreement dated November 27, 2007 by and among the Company, Covance Central Laboratory Services Limited Partnership, Covance Cardiac Safety Services Inc. and Covance Inc.

10.1*†	Exclusive Marketing Agreement dated November 27, 2007 by and between the Company and Covance Inc.

23.1	Consent of Independent Registered Public Accounting Firm—Ernst & Young LLP.

99.1	The audited balance sheets of Covance Cardiac Safety Services, Inc. as of December 31, 2006 and 2005, and the related audited statements of income, cash flows and stockholder’s equity for each of the two years in the period ended December 31, 2006, together with the report of Ernst & Young LLP dated January 11, 2008 with respect thereto.

Exhibit	Exhibit Title

99.2	The unaudited balance sheet of Covance Cardiac Safety Services, Inc. as of September 30, 2007, and the related unaudited statements of operations and cash flows and for the nine months ended September 30, 2007 and 2006.

99.3	The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2007, and the related unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2006 and the nine months ended September 30, 2007.

*	Previously filed.

†	Confidential treatment has been granted with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.

By:	/s/ Richard A. Baron
Richard A. Baron Executive Vice President, Chief Financial Officer and Secretary
Dated: February 11, 2008

EXHIBIT INDEX

Exhibit	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP.

99.1	The audited balance sheets of Covance Cardiac Safety Services, Inc. as of December 31, 2006 and 2005, and the related audited statements of income, cash flows and stockholder’s equity for each of the two years in the period ended December 31, 2006, together with the report of Ernst & Young LLP dated January 11, 2008 with respect thereto.

99.2	The unaudited balance sheet of Covance Cardiac Safety Services, Inc. as of September 30, 2007, and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2007 and 2006.

99.3	The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2007, and the related unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2006 and the nine months ended September 30, 2007.

5